MUNCMEDIA

                       CAMPAIGN INSERTION ORDER
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CLIENT INFORMATION

#BHP_IEAG_113010_FL_001            IEAG.PK
Campaign ID                        Symbol & Exchange

Iron Eagle Group, Inc.             http://www.ironeaglegroup.com
Company                            Corporate Website URL

Jason Shapiro
Contact Name                       IR Website URL

448 West 37th Street               917-969-4845
Address 1                          Telephone, Corporate

Suite 9G
Address 2                          Telephone, Contact Direct

New York, NY 10018                 917-591-6227
City/State/Zip                     Fax

USA                                jasons@ironeaglegroup.com
Country                            Email

BILLING INFORMATION IF DIFFERENT THAN ABOVE

Same as above
Company                            Telephone, Corporate


Accounts Payable Contact Name      Telephone, Accounts Payable


Address 1                          Fax


Address 2                          Email


City/State/Zip                     Country

CAMPAIGN, NEWSWIRE & DISTRIBUTION

Network:  MUNCmedia                Pilot Program Reach:  117,647 investor views.

Campaign Type:  Cost-per-view (CPV) on online   CPV:  $0.20 CPV(actual price charged
                Financial and Investment Portals      will use the 15% discount listed
                Publishers, websites, newspapers      below)
                Magazines
Start Date:     TBD                Program Duration:    1 month
Partner Discount:   15%            Partner CPV:   $0.17 CPV
Total Campaign      $20,000.00     Total Payment:  $5,000 cash and $15,000 in IEAG
   Cost (US$)       $20,000.00                     Stock - see payment terms below

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SPECIAL INSTRUCTIONS

Category:  Financial, equities, online investors   Other:  Breaking News Alert
                                                           includes video.  All
Sub-Category:  Stocks/Investing                            company press releases
                                                           provided to MUNCmedia for
Cancellation                                               insertion into MUNCmedia
Clause         NA                                          for insertion into the
                                                           campaign breaking news
                                                           alert will have been
                                                           previously distributed via
                                                           a wire service to the
                                                           investment community.

OBLIGATIONS

Cash Payment Terms:   $5,000.00 due upon signing to Market Update
Network Corp. (wire or credit card is preferred payment method)

Stock Payment Terms: 15,789 shares of restricted IEAG stock. Share amount based on $15,000.00 worth of stock at the offer price of $0.95 on 12/31/10.

INTERNAL USE ONLY

Account Executive:  Frank Lane     Sales Manager Approval:  Frank Lane

Campaign Manager:  Trey Scott      Clients Services Approval:

Campaign Launch Date:  TBD         Campaign Close Date:

Referral Code:                     Total Service Units:  117,647 views
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ACKNOWLEDGEMENTS AND WARRANTIES:

1. A registered MUNCmedia client submitting material to MUNCmedia for media distribution ("Company") grants MUNCmedia the right to reproduce, distribute, publish, disseminate, translate and create derivative works from the material submitted. Company warrants and represents that the content of all materials submitted to MUNCmedia will be accurate, up-to-date, complete and original; that such material will be fully compliant with applicable securities laws and regulations, including without limitation, Regulation FD, applicable insider trading laws and regulations and any other state or federal securities laws or regulations, including without limitation the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended; that Company owns or is an authorized licensee of the material provided to MUNCmedia for media distribution; that the material will not violate or infringe upon any copyright, trademark, or other intellectual property, proprietary, personal, privacy, or other rights worldwide of other persons; that the material does not contain anything libelous or defamatory or any viruses, scripts, macros or programs, or links to scripts, macros or programs; that the material has been publicly disclosed via a news wire service; and that the material otherwise

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complies with all applicable laws and regulations. Company further warrants and represents that all recipients included on any third party distribution list provided by Company to MUNCmedia have expressly consented to receive advertising and/or promotional communications messages from Company. MUNCmedia reserves the right to refuse copy deemed inappropriate or not properly sourced. Clients may be revoked for violation of MUNCmedia Terms and Conditions or Terms of Use. Company understands and agrees that material submitted to MUNCmedia for distribution and any other use of MUNCmedia services are also subject to the Terms of Use. Client agrees to indemnify and hold harmless MUNCmedia and its officers, directors and employees from and against any claims, liabilities, damages, loses or actions based upon or arising from any breach of or inaccuracy in any of the foregoing representations and warranties.

2. Payment Terms: First usage must be paid in advance by wire transfer, check or credit card unless other prior arrangements are made. The fees that correspond with wire transfer are the responsibility of Company. Payment terms thereafter are net due upon receipt, and charges become overdue after 30 days. If the account becomes delinquent, Company acknowledges and agrees that MUNCmedia may demand payment of the balance owed in full, with accrued interest according to applicable laws and late charges. If Company's banking institution does not honor any payment to MUNCmedia due to insufficient funds, Company agrees to pay MUNCmedia a onetime processing fee equivalent to US $100.00. In the event of a default on the balance owed due to the fault of the client, client agrees to pay all costs of collection, including legal fees and costs, which are incurred by MUNCmedia or its agents. In addition, Company acknowledges that any special considerations on pricing or service may be negated upon default of balance owed. In the event of litigation or arbitration to enforce the terms or conditions of this Agreement, the prevailing party will be entitled to recover from the other party its costs and fees, including reasonable legal fees.

3. Financial Liability for Company's Payment Program; MUNCmedia will not be held financially responsible for any costs associated with Company's elective implementation of its own or a third party's processes, programs, technology, etc. that could affect payment to MUNCmedia (each a "Payment Program"). If, as a result of Company's use of a Payment Program, MUNCmedia incurs any additional costs, Company may be charged a processing fee.

4. All deliverables, i.e., press releases, promotion information, creatives, art-work, etc. must be provided by Company unless otherwise agreed.

5. Cancellation Clause: See "Special Instructions" and/or campaign details above as campaign cancellation terms may vary from campaign to campaign. All cancellations must be submitted in writing to clientservices@muncmedia.com. No exceptions in the event a cancellation clause is granted.



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6. Company acknowledges that all payment obligations herein are based solely on the "Rate Type" amount delivered by MUNCmedia and not on Company's ability to convert such amount of sales, unless specified.

7. Upon receipt of any campaign report or invoice(s), discrepancies request must be reported within five (5) business days and submitted via email to clientservices@muncmedia.com for make-good or credit consideration.

8. Campaign Start Dates & End Dates are subject to change at any time with prior notice.

9. Payments are to be made based upon MUNCmedia delivery numbers only.

10. Due to the nature of interactive media, fluctuating capacity, FCC & SEC rules and regulations, violation of terms and conditions of service or for anything other reason. MUNCmedia reserves the right to cancel any or all campaigns and/or obligations without prior written notice, subject to full repayment for any services not rendered.

TERMS OF SERVICE AGREEMENT

1. DEFINITIONS
"MUNCmedia" means Market Update Network, Corporation, a Washington corporation. "Client" means the party utilizing MUNCmedia's services. "Agreement" means this Terms of Service Agreement between the Client and MUNCmedia. "Content" and "Client Content" mean all information and materials submitted by Client to MUNCmedia. "Service" or "Services" means the services provided to Client by MUNCmedia including, but not limited to, press release distribution, 1-to-1 distribution, webcasting, annual report & investor kit distribution, EDGAR filings and more. Partner or Partners means a third party that has a joint venture or marketing relationship with MUNCmedia.

2. CLIENT REPRESENTATIONS AND WARRANTIES
The Client is solely responsible for the accuracy and authenticity of the Content submitted by Client to MUNCmedia. Client represents and warrants to MUNCmedia, as follows:

a. That Client has the right and is authorized to submit the Content to MUNCmedia for distribution, broadcasting and/or filing;

b. That the Content is true and accurate;

c. That the Client is not impersonating any person or entity or misrepresenting Client's affiliation with any person or entity;

d. That the distribution, broadcasting and/or filing of the Content does not violate the state, federal or common law copyright, trademark, or service mark rights, any other property rights, privacy rights, intellectual property rights, confidentiality rights or other proprietary or contract rights of any third party;

e. That the Content does not contain any information which is libelous or otherwise illegal;

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f. That Client will not misuse the Services or misappropriate the
Content to compete directly or indirectly with MUNCmedia or to engage in derivative commercial activities without MUNCmedia's prior written consent; and

g. That Client has investigated the desirability of utilizing
MUNCmedia's services and is not relying on any representation, guarantee, or statement other than as set forth in these Terms of Service or in the materials on MUNCmedia's web site, "MUNCmedia.com".

3. INDEMNIFICATION
In the event any third party brings any action, arbitration, or other legal proceeding (collectively, "legal proceeding") against MUNCmedia, its officers, directors, shareholders, agents, employees or other representatives of MUNCmedia, or against any third party who broadcasts, displays or distributes the Content with the permission of MUNCmedia, or against any third party who provides advertising for MUNCmedia, or against any other third party who otherwise uses the Content with MUNCmedia's permission (collectively hereinafter referred to as "the Indemnitees"), or against any Partner, arising from the distribution, broadcast, filing or display of any Content provided by Client to MUNCmedia or, from any breach by Client of this Agreement, or, based upon the inaccuracy of any warranty or representation made by Client herein, or, based upon the contention that the Content defames or slanders any third party or, based upon the contention that the Content violates any provision of state or federal law or the intellectual property rights of any third party, Client shall indemnify, defend, and hold the Indemnitees harmless in connection with the claims made in the legal proceeding. Included in Client's obligation to indemnify, defend, and hold the Indemnitees harmless is the obligation to pay all attorneys' fees, expert witness fees, costs, and expenses incurred or to be incurred by the Indemnitees in connection with the defense of the legal proceeding (even if the legal proceeding is without merit).

4. LICENSE
Client hereby grants MUNCmedia a non-exclusive, royalty-free, sub-licensable, transferable, and assignable license to store, display, reproduce, distribute and, if appropriate, translate the Content submitted. Client also grants MUNCmedia the right to mention Client's name in MUNCmedia's marketing collateral, with prior permission.

5. PRICES
No price changes will occur during the term of this agreement.

6. PAYMENT AND CREDIT TERMS
Clients may pay for Services by credit card at the time the Content is submitted or, with approved credit, may be invoiced. Unless otherwise specified, invoices are due upon receipt.

7. DEFAULT
If Client fails to pay any sums when due, Client acknowledges and agrees that MUNCmedia may demand payment of the balance owed in full, with accrued interest at the monthly rate of 1.0% to a maximum of 10%

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of the outstanding balance. MUNCmedia may, at its sole election, suspend performance of any further Services and/or may switch Client from invoice to credit card payment status, until such time as all payments due are paid.

In the event Client fails to make payment for any Services when due or the event MUNCmedia takes any action to enforce its rights, Client agrees to pay all costs of collection, including reasonable attorneys' fees, which are incurred by MUNCmedia or its agents, whether or not a lawsuit is filed. In the event of litigation to enforce the terms herein, the prevailing party will be entitled to recover from the other party its costs and fees, including reasonable attorneys' fees.

8. NO WARRANTIES BY MUNCmedia
EXCEPT AS STATED IN THIS AGREEMENT, MUNCMEDIA OR PARTNER MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AND NO PROMISE OR REPRESENTATION HAS BEEN MADE BY MUNCMEDIA OR PARTNER REGARDING ANY SERVICES TO BE PROVIDED BY OR THROUGH MUNCMEDIA OR PARTNER.

9. LIMITATION OF LIABILITY
MUNCMEDIA AND PARTNERS LIABILITY SHALL BE STRICTLY LIMITED TO THE CLAIM BY CLIENT ARISES. MUNCmedia shall not be liable for indirect, incidental, consequential, special or exemplary damages (even if MUNCmedia has been advised of the possibility of such damages and including such damages as might be incurred by third parties), arising from performance under, or failure of performance under, any provision of this Agreement, such as, but not limited to, loss of revenue, change in share price, loss of anticipated profits or lost business. This limitation of liability applies to any damages, including without limitation those caused by any failure or performance, error, omission, interruption, deletion, defect, delay in operation or transmission, communications line failure, theft or destruction or unauthorized access to, alteration of, or use of records, whether for breach of contract, tortuous conduct, acts or omissions, negligence, or under any other claim or cause of action.

10. USE OF PERSONAL DATA.
Any and all personal data (i.e., information relating to an individual) that Company supplies to I\tIUNCmedia will be approved in writing by Client before it is i) shared with other companies in the MUNCmedia global group and certain trusted third parties, and or ii) transferred to the U.S. or elsewhere for the purposes of news and communication dissemination, news tracking and other related services.

11. NOTICES
At MUNCmedia's sole discretion, notices by MUNCmedia to Clients
Agreement and/or the performance of this Agreement may be given by means of email to the Client.

12. ENTIRE AGREEMENT
This Agreement, together with the Sales Contract (if any) referenced in section 5 above (Prices) constitute the entire agreement between Client and MUNCmedia regarding the Services provided and/or to be provided by



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MUNCmedia. This Agreement replaces any and all prior written and oral understandings and writings. Unless otherwise explicitly stated, the provisions of this Agreement shall survive its termination.

13. JURISDICTION
Any lawsuit filed by either party to enforce or construe any right granted under this Agreement or to assert any claim arising from the Services provided by MUNCmedia to Client shall be filed exclusively in the State of New York. In connection with any such action, Client consents to jurisdiction in the Courts of New York State. In any such action, the parties agree that the laws of the State of New York shall apply and shall govern the determination of the action.

14. EFFECT OF DELIVERY OF NOTICES BY FACSIMILE OR ELECTRONIC MAIL
The parties agree that the parties shall treat any document sent to the other by facsimile or by electronic mail as if the document were an original delivered to the recipient by hand delivery.

AUTHORIZATION; Signing this document contractually binds MUNCmedia and the Client Company.

CLIENT COMPANY                         MUNCMEDIA

Iron Eagle Group, Inc.                 /s/Frank Lane
Company                                Signed

/s/Jason Shapiro                       Frank Lane
Signed                                 Print Name

Chief Financial Officer
Title                                  Date

12/7/10
Date

NOTE - Due to the uncertainty of timing of when or if Iron Eagle will have news stories to release to the public, both MUNCmedia and Iron Eagle understand that this agreement only becomes effective upon written communication from Iron Eagle Group to MUNCmedia stating that the "MUNCmedia agreement is hereby effective."

Initial - Iron Eagle Group:
Initial - MUNCmedia:

WIRE PAYMENT                            MAIL PAYMENT
Citibank
Domestic ABA/Routing #: 021 000089      Market Update Network Corp
Account #: --------------               PO Box 353
                                        Westwood, MA 02090

60th & Fifth Ave, 785 Fifth Ave, New York, NY 10022

Fees associated with wire transfer are the responsibility of the Client or Agency Partner.

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CREDIT CARD PAYMENT AND AUTHORIZATION

                                        Visa Mastercard Amex Discover
Card Holder name                        Card Type (Circle)

Address 1                               Card Number with dashes

Address 2                               Expiration Month/Year

City/State/Zip                          Card Identification Number - 3
                                        or 4 Digits



Card Holder Signature                   Date

The above signed hereby authorizes MUNCmedia to charge any and all amounts due under any written agreements between MUNCmedia and myself to the following credit card. This includes both one time and periodic fees as they become due. In the event MUNCmedia is unable to collect from this credit card any sums due, I agree to pay such sums, together with any costs incurred by MUNCmedia in collecting such sums, including reasonable attorneys' fees, and interest at the lower of 1.5% per month or the highest rate permitted by law.